                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   August 27, 1998
                                                   ---------------



                            CAYENNE SOFTWARE, INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Massachusetts                     0-19682           04-2784044
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     (State or other jurisdiction         (Commission     (I.R.S. Employer
          of incorporation)               File Number)   Identification No.)



                  14 Crosby Drive, Bedford, MA                 01730
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code       (781) 280-0505
                                                     -----------------------

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

     Cayenne Software, Inc. ("Cayenne") hereby amends its Current Report on Form 8-K dated August 27, 1998 to add Item 7 thereto. Exhibits 2.3, 10.29, 10.31 and
10.32 listed below were previously filed with Cayenne's Current Report dated August 27, 1998 and are not being changed by this amendment. Exhibit 10.30 listed below supersedes in its entirety Exhibit 10.30 as filed with Cayenne's Current Report dated August 27, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

(c)    Exhibits.

Exhibit
Number            Exhibit
-------           -------

2.3 Agreement and Plan of Merger by and among Cayenne, Sterling Software and Sterling Software (Southern), Inc. dated as of August 27, 1998 (previously filed as an exhibit to Cayenne's Current Report on Form 8-K dated August 27, 1998 and incorporated herein by reference). The disclosure schedule and annexes relating to the Agreement and Plan of Merger have been omitted. Cayenne will furnish supplementally to the Securities and Exchange Commission such schedule or annexes upon request.

10.29 Stock Option Agreement between Cayenne and Sterling Software dated as of August 27, 1998 (previously filed as an exhibit to Cayenne's Current Report on Form 8-K dated August 27, 1998 and incorporated herein by reference)

10.30 Stockholder Agreement among the holders of Class D Convertible Preferred Stock and Sterling Software dated as of August 27, 1998 (filed herewith)

10.31 Forbearance Agreement by and among Cayenne, Silicon Valley Bank and certain wholly owned subsidiaries of Cayenne dated as of August 27, 1998 (previously filed as an exhibit to Cayenne's Current Report on Form 8-K dated August 27, 1998 and incorporated herein by reference)

10.32 Form of Promissory Note of Cayenne payable to the order of Silicon Valley Bank (previously filed as an exhibit to Cayenne's Current Report on Form 8-K dated August 27, 1998 and incorporated herein by reference)


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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Cayenne Software, Inc.



Dated: September 4, 1998        By: /s/ Frederick H. Phillips
                                   ---------------------------------------------
                                   Frederick H. Phillips
                                   Vice President, Finance and Administration,
                                   Treasurer and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                        _______________________________


                                   EXHIBITS

                                      TO

                              AMENDMENT NO. 1 TO
                         CURRENT REPORT ON FORM 8-K/A


                        _______________________________



                            CAYENNE SOFTWARE, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                                      -4-

                                 EXHIBIT INDEX


    EXHIBIT
      NO.
    -------

      2.3 Agreement and Plan of Merger by and among Cayenne, Sterling Software and Sterling Software (Southern), Inc. dated as of August 27, 1998 (previously filed as an exhibit to Cayenne's Current Report on Form 8-K dated August 27, 1998 and incorporated herein by reference). The disclosure schedule and annexes relating to the Agreement and Plan of Merger have been omitted. Cayenne will furnish supplementally to the Securities and Exchange Commission such schedule or annexes upon request.
     10.29 Stock Option Agreement between Cayenne and Sterling Software dated as of August 27, 1998 (previously filed as an exhibit to Cayenne's Current Report on Form 8-K dated August 27, 1998 and incorporated herein by reference)
     10.30 Stockholder Agreement among the holders of Class D Convertible Preferred Stock and Sterling Software dated as of August 27, 1998 (filed herewith)
     10.31 Forbearance Agreement by and among Cayenne, Silicon Valley Bank, and certain wholly owned subsidiaries of Cayenne dated as of August 27, 1998 (previously filed as an exhibit to Cayenne's Current Report on Form 8-K dated August 27, 1998 and incorporated herein by reference)
     10.32 Form of Promissory Note of Cayenne payable to the order of Silicon Valley Bank (previously filed as an exhibit to Cayenne's Current Report on Form 8-K dated August 27, 1998 and incorporated herein by reference)


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